Exhibit 32.1

CERTIFICATION PURSUANT TO

 18 U.S.C. SECTION 1350

 AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark A. Libratore, the President and Chief Executive Officer of Liberator Medical Holdings, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

This Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2.

The information contained in this Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 15, 2014

/s/ Mark A. Libratore

Mark A. Libratore,

President and Chief Executive Officer